UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2016

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Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA   19010

Registrant's telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

ڤ     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

ڤ     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

ڤ     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

ڤ     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02.   Disclosure of Results of Operations and Financial Condition.

On April 28, 2016, Bryn Mawr Bank Corporation (the “Corporation”), the parent of The Bryn Mawr Trust Company (the “Bank”), issued a Press Release announcing the results of operations for the quarter ended March 31, 2016. The Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Exhibit 99.1 attached hereto and incorporated by reference into Item 2.02 hereof shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, such information shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2016, the Board of Directors designated the Corporation’s Chief Financial Officer, Michael W. Harrington, as the principal accounting officer of the Corporation. The information required by Items 401 (b), (d), and (e) of Regulation S-K regarding Mr. Harrington’s background is incorporated by reference to, and can be found in, the Corporation’s most recent definitive proxy statement on Schedule 14A that was filed with the SEC on March 18, 2016.

Marie D. Connolly, who has acted as interim Chief Accounting Officer since July of 2015, remains Assistant Treasurer of the Corporation, and Senior Vice President and Assistant Treasurer of the Bank.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on April 28, 2016 for the purpose of considering and acting upon the below proposals. A total of 16,832,317 shares were outstanding and entitled to vote at the Annual Meeting, of which 15,318,531 shares were voted.

1. A proposal to elect two Class II directors to serve a four year term expiring in 2020.

The shareholders of the Corporation elected the following Class II directors to each serve a four year term expiring in 2020 by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrea F. Gilbert	12,655,146	584,049	2,079,336
Lynn B. McKee	12,594,708	644,487	2,079,336

The following directors continued in office after the Annual Meeting: Britton H. Murdoch, Francis J. Leto, Michael J. Clement, Wendell F. Holland, Scott M. Jenkins, Jerry J. Johnson, David E. Lees, A. John May, III and Frederick C. Peters.

2. A proposal to approve a non-binding advisory vote on executive officer compensation (“say-on-pay”).

The shareholders of the Corporation approved the say-on-pay proposal by the following vote:

Votes For	Votes Against	Abstained	Broker Non-Votes
10,580,956	2,549,030	109,209	2,079,336

3. A proposal to ratify KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016.

The shareholders of the Corporation ratified the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016 by the following vote:

Votes For	Votes Against	Abstained
15,196,711	73,328	48,492

Item 7.01   Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the script for the Corporation’s April 29, 2016 earnings conference call.

The information in Exhibit 99.2 attached hereto and incorporated by reference into Item 7.01 hereof shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section. Furthermore, such Information shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 – Press Release announcing the results of operations for the quarter ended March 31, 2016

Exhibit 99.2 – Script for April 29, 2016 earnings conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer

Date:     April 28, 2015

EXHIBIT INDEX

Exhibit 99.1 – Press Release announcing the results of operations for the quarter ended March 31, 2016

Exhibit 99.2 – Script for April 29, 2016 earnings conference call

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